                                                                    EXHIBIT 99.2

[LOGO] TRIAD
       HOSPITALS, INC.                                                      NEWS
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

Investor Contact:                                                 Media Contact:
Deborah Little                                                  Patricia G. Ball
Investor Relations Coord. &                       Vice President, Marketing & PA
Exec. Asst. to the CFO
972-701-2259                                                        972-789-2719

                       Triad Reports First Quarter Results

DALLAS, TX (April 23, 2002) - Triad Hospitals, Inc. (the "Company" or "Triad") (NYSE: TRI) today announced consolidated financial results for the three months ended March 31, 2002. The Company reported revenues of $860.9 million; earnings before interest, taxes, depreciation, amortization and certain other charges ("EBITDA") of $144.2 million; net income of $40.4 million; and diluted earnings per share ("EPS") of $0.55. "We are excited about our results and believe we are on track to achieve our financial objectives," said Chairman and CEO, James D. Shelton.

On a pro forma basis, revenues increased 7.9%, patient revenues increased 8.3%, patient revenue per adjusted admission increased 5.6%, adjusted admissions increased 2.6%, patient admissions increased 1.8% (2.4% excluding closed services), and outpatient visits increased 0.6% for the quarter over the prior year period. Cash flow from operations totaled $90.6 million before cash interest and tax of $11.3 million, or $79.3 million after interest and tax. The Company spent $73.0 million on capital expenditures during the first quarter. It opened a new replacement hospital in Vicksburg, MS, and a replacement ambulatory surgery center in Phoenix, AZ, and also sold its interest in a rehabilitation facility for $1.6 million. At March 31, cash and equivalents were $16.3 million, long-term debt outstanding was $1,753.2 million, and shareholders' equity totaled $1,778.8 million.

The Company will conduct a conference call at 9:30 am Eastern Time (8:30 am Central Time) tomorrow, April 24, to discuss its quarterly results and updated guidance, which it disclosed today in a separate release. To listen to the call, please call 913-981-5591, conference code 582072. This conference call will be simulcast on the Internet via the Triad website at www.triadhospitals.com. A recorded replay of the call will be available for 14 days at 719-457-0820, conference code 582072.

Triad, through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. The Company has 47 hospitals (including one new hospital under construction) and 14 ambulatory surgery centers in 16 states with approximately 8,600 licensed beds. In addition, through its QHR subsidiary, the Company provides hospital management, consulting and advisory services to more than 200 independent community hospitals and health systems in 43 states.

                                      -30-
--------------------------------------------------------------------------------

This press release contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Company", "Triad", and "Triad Hospitals, Inc." as used throughout this document refer to Triad Hospitals, Inc. and its affiliates.

                              Triad Hospitals, Inc.

                      Consolidated Statements of Operations
                  For the Periods Ended March 31, 2002 and 2001
                                    Unaudited
                (Dollars in millions, except earnings per share)

                                                                                    For the three months ended
                                                                                    --------------------------
                                                                               2002                                 2001
                                                                               ----                                 ----
                                                                         Amount      Percentage               Amount      Percentage
                                                                         ------      ----------               ------      ----------
Revenues                                                                $ 860.9        100.0%                $ 365.8        100.0%

Operating expenses:
  Salaries and benefits                                                   353.9         41.1%                  143.9         39.3%
  Reimbursable expenses                                                    16.4          1.9%                      -          0.0%
  Supplies                                                                133.5         15.5%                   57.0         15.6%
  Other operating expenses                                                155.4         18.1%                   70.2         19.2%
  Provision for doubtful accounts                                          63.6          7.4%                   36.2          9.9%
  Depreciation                                                             39.1          4.5%                   21.4          5.9%
  Amortization (1)                                                          1.8          0.2%                    2.0          0.5%
  Interest expense                                                         32.8          3.8%                   16.3          4.5%
  ESOP expense                                                              2.4          0.3%                    2.3          0.6%
  Gain on sale of assets                                                   (1.6)        (0.2%)                  (0.4)        (0.1%)
                                                                           -----        ------                  -----        ------
Total operating expenses                                                   797.3          92.6%                 348.9        95.4%
                                                                          ------         -----                 ------       -------

Income before minority interests,
  equity in earnings and income taxes                                      63.6          7.4%                   16.9          4.6%
Minority interests in earnings of consolidated entities                    (3.3)        (0.4%)                  (1.7)        (0.5%)
Equity in earnings of affiliates                                            6.1          0.7%                     -           0.0%
                                                                           ----          ----                   ----          ----
Income before income tax provision                                         66.4          7.7%                   15.2          4.1%

Income tax provision                                                      (26.0)        (3.0%)                  (7.4)        (2.0%)
                                                                          ------        ------                  -----       ------

Net income                                                               $ 40.4          4.7%                  $ 7.8          2.1%
                                                                         =======         ====                  ======         ====
Income per share:
  Basic                                                                  $ 0.58                               $ 0.24
  Diluted                                                                $ 0.55                               $ 0.22

Shares used in earnings per share calculations                       70,225,230                           32,456,931
Shares used in diluted earnings per share calculations               73,556,073                           35,577,642

EBITDA (2)                                                              $ 144.2                               $ 58.5
EBITDA margin (as % of revenues)                                           16.7%                                16.0%

(1) Effective January 1, 2002, the Company has adopted Statement of Financial Accounting Standards 142, which eliminates goodwill amortization.

(2) EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, ESOP expense, gain on sale of assets, and minority interests. EBITDA comprises:

     Revenues                                                           $ 860.9        100.0%                $ 365.8        100.0%
     Less:
              Salaries and benefits                                       353.9         41.1%                  143.9         39.3%
              Reimbursable expenses                                        16.4          1.9%                      -          0.0%
              Supplies                                                    133.5         15.5%                   57.0         15.6%
              Other operating expenses                                    155.4         18.1%                   70.2         19.2%
              Provision for doubtful accounts                              63.6          7.4%                   36.2          9.9%
              Equity in earnings of affiliates                             (6.1)        (0.7%)                     -          0.0%
                                                              --------------------------------     --------------------------------
     EBITDA                                                             $ 144.2         16.7%                 $ 58.5         16.0%

                              Triad Hospitals, Inc.

                             Hospital and Bed Count
                                    Unaudited

                                            For the three months ended March 31,
                                            ------------------------------------
                                             2002          2001          Change
                                             ----          ----          ------
  Number of hospitals

  Owned and managed (1)                       43            26             17
  Leased to third party                        2             2              0
  Joint venture (equity)                       1             1              0
  Total at end of period (1)                  46            29             17


  Licensed beds

  Owned and managed (1)                    7,580         3,698          3,882
  Leased to third party                      726           726              0
  Joint venture (equity)                     166           166              0
  Total at end of period (1)               8,472         4,590          3,882


  Beds in service

  Owned and managed (1)                    6,920         3,291          3,629
  Leased to third party                      726           726              0
  Joint venture (equity)                     129           129              0
  Total at end of period (1)               7,775         4,146          3,629



(1) Excludes one hospital under construction in Las Cruces, NM, with 172 beds.

                              Triad Hospitals, Inc.

                          Pro Forma Operating Data (1)
                                    Unaudited

                                                                   For the three months ended March 31,
                                                                   ------------------------------------
                                                            2002                   2001                 Change
                                                            ----                   ----                 ------

Admissions                                                  73,416                72,132                 1.8%
Average length of stay (days)                                  5.0                   5.0                 0.0%
Surgeries                                                   92,467                91,480                 1.1%
Outpatient visits (excluding outpatient surgeries)         832,677               827,962                 0.6%
Outpatient visits (including outpatient surgeries)         900,367               894,658                 0.6%
Adjusted patient days                                      605,534               595,289                 1.7%
Adjusted admissions                                        122,328               119,218                 2.6%

Patient revenue per adjusted patient day                  $1,323.1              $1,242.6                 6.5%
Patient revenue per adjusted admission                    $6,549.6              $6,204.6                 5.6%

Patient revenues (millions)                                 $801.2                $739.7                 8.3%
Non-patient revenues (millions)                              $59.7                 $58.2                 2.6%
Revenues (millions)                                         $860.9                $797.9                 7.9%


(1) Statistics for March 31, 2001, are pro forma to include the former Quorum facilities, which the Company acquired April 27, 2001. Statistics exclude five hospitals that the Company has sold or closed since March 31, 2001. Statistics also exclude one hospital under construction; two hospitals leased to others; and one hospital owned 50% through a joint venture. Statistics for March 31, 2002, include a new hospital, Dupont, which opened in April 2001 as a suburban facility in the Company's existing Ft. Wayne, IN, market area where the Company has four other hospitals.

                              Triad Hospitals, Inc.

                          Consolidated Balance Sheets
                                    Unaudited
                             (Dollars in millions)

                                                                            March 31,      December 31,
                                                                              2002             2001
                                                                              ----             ----
                              Assets

Current Assets
Cash and cash equivalents                                                    $ 16.3           $ 16.3
Restricted cash                                                                 5.7              5.7
Accounts receivable, less allowances for doubtful accounts of
  $183.1 at March 31, 2002 and $192.4 at December 31, 2001                    472.2            446.6
Inventories                                                                    86.1             82.2
Deferred income taxes                                                          91.3            103.1
Prepaid expenses                                                               33.8             23.2
Other                                                                          71.3             70.2
                                                                               -----            ----
                                                                              776.7            747.3

Property and equipment, at cost:
Land                                                                          134.1            126.4
Buildings                                                                   1,257.2          1,173.4
Equipment                                                                   1,037.4            998.1
Construction in progress                                                      112.0            175.8
                                                                              ------           -----
                                                                            2,540.7          2,473.7
Accumulated depreciation                                                     (690.1)          (656.7)
                                                                            -------          -------
                                                                            1,850.6          1,817.0

Goodwill                                                                    1,225.2          1,215.2
Intangible assets, net of accumulated amortization                             76.0             80.6
Investment in equity of affiliates                                            184.2            189.4
Other                                                                         111.9            115.8
                                                                             ------            -----

Total Assets                                                              $ 4,224.6        $ 4,165.3
                                                                          =========        =========

                      Liabilities and Equity
Current Liabilities
Accounts payable                                                            $ 123.6          $ 122.4
Accrued salaries                                                               77.5             80.0
Current portion of long-term debt                                              43.4             30.9
Other current liabilities                                                     147.8            133.0
                                                                             ------            -----
                                                                              392.3            366.3

Long-term debt                                                              1,709.8          1,742.9
Other liabilities                                                              74.7             68.4
Deferred taxes                                                                145.0            132.1
Minority interests in equity of consolidated entities                         124.0            124.1


Stockholders' equity
Common stock                                                                    0.7              0.7
Additional paid-in capital                                                  1,815.7          1,810.2
Accumulated other comprehensive income                                          0.5                -
Unearned ESOP compensation and stockholder notes receivable                   (32.0)           (32.9)
Accumulated deficit                                                            (6.1)           (46.5)
                                                                              -----           ------
Total stockholders' equity                                                  1,778.8          1,731.5
                                                                           --------          -------

Total liabilities and stockholders' equity                                $ 4,224.6        $ 4,165.3
                                                                          =========        =========

                              Triad Hospitals, Inc.

                      Consolidated Statements of Cash Flows
                  For the Periods Ended March 31, 2002 and 2001
                                    Unaudited
                              (Dollars in millions)

                                                                                      For the three months ended
                                                                                      --------------------------
                                                                                       2002               2001
                                                                                       ----               ----
Cash flows from operating activities
   Net income                                                                        $ 40.4              $ 7.8
   Adjustments to reconcile net income to net cash provided by operating activities:
      Provision for doubtful accounts                                                  63.6               36.2
      Depreciation and amortization                                                    40.9               23.4
      ESOP expense                                                                      2.4                2.3
      Minority interests                                                                3.3                1.7
      Equity in earnings of affiliates                                                 (6.1)                 -
      Gain on sale of assets                                                           (1.6)              (0.4)
      Deferred income taxes                                                            26.0                7.4
      Non-cash interest expense                                                         1.8                0.4
      Non-cash stock option compensation                                                0.1                0.3
      Increase (decrease) in cash from operating assets and liabilities
          Accounts receivable                                                         (89.2)             (30.7)
          Inventories and other assets                                                 (6.9)              (1.0)
          Accounts payable and other current liabilities                                6.3                2.4
          Other                                                                        (1.7)               1.7
                                                                                       ----                ---
      Net cash provided by operating activities                                        79.3               51.5

Cash flows from investing activities
   Purchases of property and equipment                                                (73.0)             (23.0)
   Investment in and advances to affiliates                                            11.4                2.5
   Proceeds received on sale of assets                                                  1.6                0.4
   Acquisitions, net of cash acquired                                                     -              (43.9)
   Restricted cash                                                                        -               (5.7)
   Other                                                                                0.9               (2.0)
                                                                                       ----               ----
      Net cash used in investing activities                                           (59.1)             (71.7)

Cash flows from financing activities
   Payments of long-term debt                                                         (20.6)              (2.2)
   Proceeds from long-term debt                                                           -               32.0
   Proceeds from issuance of common stock                                               3.8                1.1
   Distributions to minority partners                                                  (3.4)              (1.4)
                                                                                      -----              -----
      Net cash provided by (used in) financing activities                             (20.2)              29.5
                                                                                      -----               ----

Change in cash and cash equivalents                                                       -                9.3

Cash and cash equivalents at beginning of period                                       16.3                6.7
                                                                                      -----                ---

Cash and cash equivalents at end of period                                           $ 16.3             $ 16.0
                                                                                 ==========         ==========

Interest payments                                                                      10.5                7.1
Income tax payments                                                                     0.8                0.2